Exhibit 99.1

On September 30, 2015, Capital Southwest Corporation (the “Company”) completed the spin-off (the “Share Distribution”) of CSW Industrials, Inc. (“CSWI”). CSWI is now an independent publicly traded company. CSWI’s assets include all the equity interests of The RectorSeal Corporation, The Whitmore Manufacturing Company, Jet-Lube, Inc., Balco, Inc., Strathmore Holdings, LLC, Smoke Guard, Inc. and CapStar Holdings Corporation (the “CSWI Businesses”).  In conjunction with the Share Distribution, the Company also contributed $13 million cash and transferred the ownership of CSWC Qualified Pension Plan to CSWI. In order to effect the Share Distribution and related transactions and govern the Company’s relationship with CSWI after the Share Distribution, the Company entered into a Distribution Agreement, a Tax Matters Agreement and an Employee Matters Agreement with CSWI on September 8, 2015. The Company and CSWI also entered into an Amended and Restated Employee Matters Agreement on September 14, 2015.

The following unaudited pro forma condensed consolidated financial statements of the Company are presented in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements reflect adjustments to give effect to the Share Distribution and related transactions. The pro forma adjustments related to the Share Distribution are collectively referred to as the "CSWI Transaction Adjustments".

The following unaudited pro forma condensed consolidated financial statements reflect adjustments to give effect to the Share Distribution and related transactions on Capital Southwest’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations. The unaudited pro forma condensed consolidated financial information of the Company reflects the unaudited condensed consolidated balance sheet as of June 30, 2015 and the unaudited condensed consolidated income statements for the three months ended June 30, 2015 and the fiscal year ended March 31, 2015. The condensed consolidated balance sheet as of June 30, 2015 assumes the Share Distribution and related transactions took place on that date. The condensed consolidated statements of income for the three months ended June 30, 2015 and the fiscal year ended March 31, 2015 assume the Share Distribution and related transactions took place March 31, 2014.

The unaudited pro forma condensed consolidated financial information is for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that the Company would have reported had the Share Distribution and related transactions been completed on the dates indicated and should not be taken as representative of the Company's future consolidated results of operations or financial position. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's Form 10-Q for the three months ended June 30, 2015 and Form 10-K for the year ended March 31, 2015, both as filed with the Securities and Exchange Commission.

CAPITAL SOUTHWEST CORPORATION
Unaudited Pro Forma Condensed Consolidated Balance Sheet
 As of June 30, 2015
(Dollar amounts in thousands, except share and per share data)

	Historical	CSWI Transaction Adjustments		Pro Forma
Assets
Investments at market or fair value
Companies more than 25% owned	$495,653	$(465,320)[1]		$30,333
Companies 5% to 25% owned	5,961	-		5,961
Companies less than 5% owned	45,791	-		45,791
Total investments	547,405	(465,320)		82,085
Cash and cash equivalents	212,623	(15,055)[2]		197,568
Receivables
Dividends and interest	95	-		95
Other	4,176	-		4,176
Income tax receivable	684	-		684
Deferred income tax assets	-	1,488	[3]	1,488
Net pension assets	10,412	(10,412)[4]		-
Other assets	742	-		742
Total assets	$776,137	$(489,299)		$286,838

Liabilities
Other liabilities*	$2,212	$2,549	[5]	$4,761
Accrued restoration plan liability	3,109	(65)[6]		3,044
Deferred income tax liabilities	2,030	(2,030)[3]		-
Total liabilities	7,351	454		7,805

Net Assets
Common stock, $0.25 par value: authorized, 25,000,000 shares; issued, 17,922,844 shares at June 30, 2015	4,481	-		4,481
Additional capital	299,079	(26,396)[7]		272,683
Accumulated net investment loss	(8,762)	(5,018	) 2 5	(13,780)
Accumulated net realized gain	23,104	-		23,104
Unrealized appreciation of investments	474,821	(458,339)[1]		16,482
Treasury stock - at cost, 2,339,512 shares	(23,937)	-		(23,937)
Total net assets	768,786	(489,753)		279,033
Total liabilities and net assets	$776,137	$(489,299)		$286,838
Net asset value per share (15,583,332 shares outstanding at June 30, 2015)	$49.33	$31.43		$17.90

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2015

Pro Forma Adjustments:

(1)	Represents the elimination the fair market value of the CSWI Businesses as of June 30, 2015 as if the Share Distribution took place on June 30, 2015. The elimination of the combined fair market value of these entities was $465,320,000 at June 30, 2015, which includes a cost basis of $6,981,139 and an unrealized gain of $458,338,861.

(2)	Represents cash adjustments as if the Share Distribution took place on June 30, 2015. These adjustments include (a) the contribution of $13,000,000 of cash from the Company to CSWI; and (b) the estimated additional spin-off professional fees of $2,054,527 incurred between June 30, 2015 and September 30, 2015, which reduce net investment income.

(3)	Represents adjustments for deferred income tax assets and liabilities (assuming a tax rate of 35%) due to changes in temporary differences, which included (a) CSWI’s assumption of CSWC’s Qualified Retirement Plan, which resulted in a deferred tax asset of $3,644,215; (b) CSWI’s assumption of its transferred employees’ Restoration Plan, which resulted in a deferred tax liability of $22,695; (c) CSWI’s assumption of its transferred employees’ individual incentive award liabilities, which resulted in a deferred tax liability of $108,875; (d) one-third of the cash component of the Executive Compensation Plan liabilities, which resulted in a deferred tax asset of $158,589; and (e) CSWI’s assumption of a CSWC insurance program, which resulted in a deferred tax liability of $153,012.

(4)	Represents CSWI’s assumption of CSWC’s Qualified Retirement Plan, which resulted in a transfer of $10,412,043 of net pension assets from the Company to CSWI.

(5)	Represents accrued liabilities adjustments as if the Share Distribution took place on June 30, 2015, which included (a) $2,406,744 of financial advisory fees; (b) one-third of the cash component of the Executive Compensation Plan estimated to be $453,110 based on a stock price of $46.87 per share; and (c) CSWI’s assumption of its transferred employees’ individual incentive award liabilities of $311,071. Accrued liabilities adjustments (a) and (b) also reduce net investment income.

(6)	Represents CSWI’s assumption of its transferred employees’ Restoration Plan liabilities of $64,843.

(7)	Represents additional capital adjustments as if the Share Distribution took place on June 30, 2015, which included (a) the contribution of $13,000,000 of cash from the Company to CSWI; (b) CSWI’s assumption of CSWC’s Qualified Retirement Plan, net of a deferred tax impact of 35%, estimated to be $6,767,828; (c) the investment cost of the CSWI Businesses at $6,981,139, offset by (d) CSWI’s assumption of its transferred employees’ Restoration Plan liabilities, net of a deferred tax impact of 35%, estimated to be $42,148, and CSWI’s assumption of its transferred employees’ individual incentive award liabilities of $311,071.

*
The actual cash outlay and stock based compensation expense for the Executive Compensation Plan may differ from our projections. The actual cash component and stock based compensation expense will be computed based on the actual weighted average share price of both of the Company's stock and the CSWI's stock for the last 20 trading days of December 2015.

CAPITAL SOUTHWEST CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
 For the Three Months Ended June 30, 2015
(Dollar amounts in thousands)

	Historical	CSWI Transaction Adjustments		Pro Forma
Investment income:
Interest	$459		$-	$459
Dividends	300		(300)[1]	-
Management fees and other income	205		(120)[1]	85
	964		(420)	544
Operating expenses:
Cash-based compensation expense*	1,212		(78)[2]	1,134
Share-based compensation expense*	359		(229)[3]	130
Net pension benefit	(70)		-	(70)
Professional fees	1,538		(1,238)[4]	300
Other operating expenses	725		(55)[5]	670
	3,764		(1,600)	2,164
Loss before income taxes	(2,800)		1,180	(1,620)
Income tax expense	30		-	30

Net investment loss	$(2,830)		$1,180	$(1,650)

Proceeds from disposition of investments	7,894		-	7,894
Cost of investments sold	(7,145)		-	(7,145)
Net realized gain on investments	749		-	749

Net increase in unrealized appreciation of investments	4,245		(2,149)[6]	2,096

Net realized and unrealized gain on investments	$4,994	$	(2,149)	$2,845

Increase in net assets from operations	$2,164		$969	$1,195

Notes to Unaudited Pro Forma Condensed Consolidated Income Statements
For the Three Months ended June 30, 2015

Pro Forma Adjustments:

(1)	Represents the elimination of actual dividend income and management fees recognized on the entities that were transferred to CSWI in connection with the Share Distribution.

(2)	Represents the elimination of actual compensation incurred by former CSWC employees who are now CSWI employees (the “Spin-Off Employees”), offset by quarterly CSWC compensation that would have been incurred by CSWC employees assuming the responsibilities of the Spin-Off Employees had the share distribution took place on March 31, 2015. In addition, this balance includes three months of amortization of the cash component of the Executive Compensation Plan estimated to be $104,564 based on a stock price of $46.87 per share as if the Share Distribution had occurred on March 31, 2015.

(3)	Represents the elimination of actual stock-based compensation expense incurred by former CSWC employess who are now CSWI employees (the “Spin - off Employees”).

(4)	Represents the elimination of professional fees and other operating expenses incurred specifically for the Share Distribution.

(5)	Represents the elimination of CSWI’s portion of rent and office expenses for the three months ended June 30, 2015 as if the Share Distribution had occurred on March 31, 2015.

(6)	Represents the elimination of unrealized gains recognized on the entities that were transferred to CSWI in connection with the Share Distribution.

*
The actual cash outlay and stock based compensation expense for the Executive Compensation Plan may differ from our projections. The actual cash component and stock based compensation expense will be computed based on the actual weighted average share price of both of the Company's stock and the CSWI's stock for the last 20 trading days of December 2015.

CAPITAL SOUTHWEST CORPORATION
Unaudited Pro Forma Condensed Consolidated Statement of Operations
 For the Year Ended March 31, 2015
(Dollar amounts in thousands)

	Historical	CSWI Transaction Adjustments	Pro forma
Investment income:
Interest	$410	$-	$410
Dividends	8,943	(8,550)[1]	393
Management fees and other income	595	(480)[1]	115
	9,948	(9,030)	918
Operating expenses:
Cash-based compensation expense*	5,413	158 [2]	5,571
Stock option expense*	1,027	(609)[3]	418
Net pension benefit	(280)	-	(280)
Professional fees	3,363	(2,159)[4]	1,204
Other operating expenses	2,600	(211)[5]	2,389
	12,123	(2,821)	9,302
Income before income taxes	(2,175)	(6,209)	(8,384)
Income tax expense	270	-	270

Net investment income	$(2,445)	$(6,209)	$(8,654)

Proceeds from disposition of investments	205,692	-	205,692
Cost of investments sold	41,428	-	41,428
Realized gain on investments before income tax	164,264	-	164,264

Net decrease in unrealized appreciation of investments	(108,377)	(86,857)[6]	(195,234)

Net realized and unrealized gain on investments	$55,887	$(86,857)	$(30,970)

Increase in net assets from operations	$53,442	$(93,821)	$(39,624)

Notes to Unaudited Pro Forma Condensed Consolidated Income Statements
For the year ended March 31, 2015

Pro Forma Adjustments:

(1)	Represents the elimination of actual dividend income and management fees recognized on the entities that were transferred to CSWI in connection with the Share Distribution.

(2)	Represents the elimination of actual compensation incurred by the Spin-Off Employees, offset by annualized CSWC compensation that would have been incurred by CSWC employees assuming the responsibilities of the Spin-Off Employees had the share distribution took place on March 31, 2014. In addition, this balance includes twelve months of amortization of the cash component of the Executive Compensation Plan estimated to be $418,255 based on a stock price of $46.87 per share as if the Share Distribution had occurred on March 31, 2014.

(3)	Represents the elimination of actual stock-based compensation expense incurred by former CSWC employess who are now CSWI employees (the “Spin - off Employees”).

(4)	Represents the elimination of professional fees and other operating expenses incurred specifically for the Share Distribution.

(5)	Represents the elimination of CSWI’s portion of rent and office expenses for the twelve months ended March 31, 2015 as if the Share Distribution occurred on March 31, 2014.

(6)	Represents the elimination of unrealized gains recognized on the entities that were transferred to CSWI in connection with the Share Distribution.

*
The actual cash outlay and stock based compensation expense for the Executive Compensation Plan may differ from our projections. The actual cash component and stock based compensation expense will be computed based on the actual weighted average share price of both of the Company's stock and the CSWI's stock for the last 20 trading days of December 2015.

CAPITAL SOUTHWEST CORPORATION
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2015
(Unaudited)

			Pro Forma
Company (a)	Equity (b)	Investment (c)	Cost	Value (d)
‡ATLANTIC CAPITAL BANCSHARES, INC Atlanta, Georgia Holding company of Atlantic Capital Bank, a full service commercial bank.	1.9%	300,000 shares of common stock (acquired 4-10-07)	$ 3,000,000	$ 3,779,000
DEEPWATER CORROSION SERVICES, INC. Houston, Texas Full-service corrosion control company providing the oil and gas industry with expertise in cathodic protection and asset integrity management.	31.1%	127,004 shares of Series A convertible preferred stock, convertible into 127,004 shares of common stock at $1.00 per share (acquired 4-9-13)	8,000,000	2,532,000
iMEMORIES, INC. Scottsdale, Arizona Enables online video and photo sharing and DVD creation for home movies recorded in analog and new digital format.	24.5%	17,391,304 shares of Series B convertible preferred stock, convertible into 19,891,304 shares of common stock at $0.23 per share (acquired 7-10-09)	4,000,000	–
		4,684,967 shares of Series C convertible preferred stock, convertible into 4,684,967 shares of common stock at $0.23 per share (acquired 7-20-11)	1,078,479	–
		Warrants to purchase 2,500,000 shares of common stock at $0.12 per share, expiring 1-21-21 (acquired 9-13-10 through 1-21-11)	–	–
		Warrants to purchase 616,000 shares of common stock at $0.01 per share, expiring 9-7-22 (acquired 9-7-12)	–	–
		Warrants to purchase 5,280,000 shares of common stock at $0.01 per share, expiring 3-15-23 (acquired through 3-15-13)	–	–
		10% convertible notes, $308,000 principal due 7-31-16 (acquired 9-7-12)	308,000	–
		10% convertible notes, $880,000 principal due 7-31-16 (acquired 3-15-13)	880,000	–
		18% notes, $148,507 principal due 7-31-16 (acquired 11-3-14)	148,507	166,000
			6,414,986	166,000
*kSEP HOLDINGS, INC. Durham, North Carolina Provides single-use and scalable bioprocessing solutions in the area of recombinant therapeutics, cell therapy, and vaccine manufacturing.	17.1%	861,591 shares of common stock (exchanged 03-24-15)	443,518	1,943,000
LTI HOLDINGS, INC. Modesto, California Diversified custom components manufacturer that provides highly engineered solutions to OEMs.	0.0%	LIBOR plus 9.25% (Floor 1.00%), Current coupon: 10.25%; Senior secured debt, due 4-17-23 (acquired 4-17-15)	6,826,711	6,826,711

¥MEDIA RECOVERY, INC. Dallas, Texas Computer datacenter and office automation supplies and accessories; impact, tilt monitoring and temperature sensing devices to detect mishandling shipments; dunnage for protecting shipments.	97.9%	800,000 shares of Series A convertible preferred stock, convertible into 800,000 shares of common stock at $1.00 per share (acquired 11-4-97)	800,000	5,000,000
		4,000,002 shares of common stock (acquired 11-4-97)	4,615,000	25,100,000
			5,415,000	30,100,000
RESEARCH NOW GROUP, INC. Plano, Texas Provides data collection through online and mobile surveys using proprietary consumer and business panels.	0.0%	LIBOR plus 8.75% (Floor: 1.00%), Current coupon: 9.75%; Senior secured debt, due 3-18-22 (acquired 3-18-15)	6,897,874	6,897,874
TITANLINER, INC. Midland, Texas Manufactures, installs and rents spill containment system for oilfield applications.	28.7%	339,277 shares of Series A convertible preferred stock convertible into 339,277 shares of Series A preferred stock at $14.76 per share (acquired 6-29-12)	3,204,222	5,948,000
		7% senior subordinated secured promissory note, due 6-30-17 (acquired 6-29-12)	2,747,000	2,747,000
			5,951,222	8,695,000
TRAX DATA REFINERY, INC. Scottsdale, Arizona Provides a comprehensive set of solutions to improve the transportation validation, accounting, payment and information management process.	2.6%	211,368 shares of common stock (exchanged 3-19-15)	817,781	2,296,000
*WELLOGIX, INC. Houston, Texas Developer and supporter of software used by the oil and gas industry.	18.9%	4,788,371 shares of Series A-1 convertible participating preferred stock, convertible into 4,788,371 shares of common stock at $1.04 per share (acquired 8-19-05 through 6-15-08)	5,000,000	4,018,000
WINZER CORPORATION Plano, Texas Distributes fasteners, chemicals, tools and a wide variety of other products to customers in the industrial maintenance and repair, and automotive aftermarket sectors.	0.0%	11% Secured subordinated debt, due 6-1-21 (acquired 6-1-15)	7,939,575	7,939,575
MISCELLANEOUS	–	‡Ballast Point Ventures II, L.P. 2.1% limited partnership interest (acquired 8-4-08 through 11-6-14)	1,989,792	2,731,000
	–	‡BankCap Partners Fund I, L.P. 5.5% limited partnership interest (acquired 7-14-06 through 11-16-12)	5,071,514	3,682,000
	–	‡CapitalSouth Partners Fund III, L.P. 1.9% limited partnership interest (acquired 1-22-08 and 11-16-11)	433,403	231,999
	–	‡First Capital Group of Texas III, L.P. 3.0% limited partnership interest (acquired 12-26-00 thru 8-12-05)	778,895	1
	100%	¥‡Humac Company 1,041,000 shares of common stock (acquired 1-31-75 and 12-31-75)	–	233,000
	–	‡STARTech Seed Fund II 3.2% limited partnership interest (acquired 4-28-00 through 2-23-05)	622,783	14,000
TOTAL INVESTMENTS			$ 65,603,054	$ 82,085,160

Notes to Consolidated Schedule of Investments

a)	Companies

The description of the companies shown in the Consolidated Schedules of Investments were obtained from published reports and other sources believed to be reliable.

b)	Equity

The percentages in the “Equity” column express equity interests held in each issuer collectively by each of Capital Southwest Corporation and its wholly owned subsidiary, Capital Southwest Venture Corporation (together with Capital Southwest Corporation, the “Company”).  Ownership percentages shown in the Consolidated Schedules of Investments were obtained from published reports and other sources believed to be reliable.

(c)	Investments

Acquisition dates indicated are the dates specific securities were acquired, which may differ from the original investment dates.  Certain securities were received in exchange for or upon conversion or exercise of other securities previously acquired.

(d)	Value

Our investments are carried at fair value in accordance with the Investment Company Act of 1940 and Financial Accounting Standards Board Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosures.  We determine in good faith the fair value of our Investment portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors.

¥ Control investment   * Affiliated investment ‡Disqualifying Investments